SECURITIES PURCHASE AGREEMENT


         SECURITIES PURCHASE AGREEMENT, made and entered as of this 7th day of November, 2000 (the "Agreement"), by and between INFOCAST CORPORATION, a Nevada corporation (the "Company"), and the purchaser set forth on the execution page hereof (the "Purchaser").

                                   WITNESSETH:
                                   ----------

         WHEREAS, the Company desires to issue and sell, and the Purchaser desires to purchase, all upon the terms and subject to the conditions set forth in this Agreement, (i) 7% convertible subordinated debentures of the Company in the form attached hereto as Exhibit A (individually, a "Debenture" and collectively, the "Debentures") in the aggregate principal amount of $2,500,000 and (ii) warrants in the form attached hereto as Exhibit B (individually a "Warrant" and collectively, the "Warrants"), to acquire an aggregate of 250,000 shares of the Company's common stock, par value $.001 per share (the "Common Stock"). The Debentures and Warrants are collectively be referred to herein as the "Securities."

         WHEREAS, the Purchaser shall purchase Debentures having an aggregate principal amount of $1,000,000 and Warrants to purchase 100,000 shares of Common Stock on the date hereof (the "Initial Closing"), Debentures having an aggregate principal amount of $750,000 and Warrants to purchase 75,000 shares of Common Stock on December 1, 2000 (the "Second Closing") and the remaining Debentures having an aggregate principal amount of $750,000 and the remaining Warrants to purchase 75,000 shares of Common Stock on January 2, 2001 (the "Third Closing" and, together with the Initial Closing and the Second Closing, the "Closings").

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements of the parties herein contained, the parties hereby agree as follows:

         1.       Purchase and Sale of the Securities.

                  1.1 Sale and Issuance of the Securities. Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase at the Closings, and the Company agrees to sell and issue to the Purchaser at the Closings, a Debenture and a Warrant in the principal amounts and for the numbers of shares of Common Stock, respectively, as set forth opposite the Purchaser's name on Schedule A attached hereto for the purchase price as is set forth on Schedule A attached hereto; provided, however, that the obligation of the Purchaser to purchase the Securities to be purchased by it hereunder at the Second Closing and the Third Closing is conditioned upon the closing bid price of the Common Stock not being below $0.50 for three consecutive days on which the Nasdaq Stock Market is open for trading subsequent to the Initial Closing.



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                  1.2 Closings.  The Closings shall take place at the offices of
Olshan Grundman Frome Rosenzweig & Wolosky LLP, 505 Park Avenue, New York, New York 10022-1170 or at such other place and times as shall be mutually agreed upon between the Purchaser and the Company. At the Closings, the Company shall deliver to the Purchaser a Debenture, Warrant and an opinion of counsel to the Company in form and substance acceptable to the Purchaser (acting reasonably) against receipt of a certified check or a wire transfer to the Company for the purchase price as is set forth on Schedule A attached hereto to an account (in the case of a wire transfer) that will have been designated by the Company not less than one (1) business day prior to the date of such Closing.

         2. Representations and Warranties of the Company. The Company represents and warrants to the Purchaser as follows:

                  2.1 Corporate Organization. Each of the Company and its subsidiaries InfoCast Canada Corporation and HomeBase Work Solutions Ltd. (the "Subsidiaries") is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada or other jurisdiction of its incorporation or organization, and has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as and in the places where such properties are now owned, operated and leased or such business is now being conducted.

                  2.2 Authorization. The Company has the necessary corporate power and authority to enter into this Agreement and to assume and perform its obligations hereunder. The execution and delivery of this Agreement and the performance by the Company of its obligations hereunder have been duly authorized by the Board of Directors of the Company. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization and moratorium laws, (ii) other laws of general application affecting the enforcement of creditors' rights generally and general principles of equity,
(iii) the discretion of the court before which any proceeding therefor may be brought, and (iv) as rights to indemnity may be limited by federal or state securities laws or by public policy.

                  2.3 Standing. The Company and the Subsidiaries has all requisite corporate power and authority to own its assets and to carry on its respective businesses as currently conducted except where a lack of such corporate power and authority would not have a material adverse effect on the financial condition or results of operations of the Company and its Subsidiaries (taken as a whole).

                  2.4 Valid Issuance. The shares of Common Stock issuable upon conversion of the Debenture and upon exercise of the Warrant will be validly issued and outstanding as fully paid and non-assessable shares of Common Stock.

                  2.5  Governmental   Consents.   No  approval,   authorization,
consent, qualification, or other order of, and no prior filing, registration, or recording with, any court or regulatory authority

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or other  governmental  authority  of  Canada or any  Province  of Canada or the
United States is required of the Company in connection with the execution and delivery or with the performance by the Company of this Agreement or the offering and sale of the Debentures or issue of the Warrants except those, if any, which have obtained and those which may be required to be made subsequent to the Initial Closing.

                  2.6 Authorized Capital. The authorized capital of the Company consists of: (i) 100,000,000 shares of Common Stock, of which, prior to the Initial Closing, there will be 29,980,624 shares issued and outstanding; and
(ii) 100,000,000 shares of Preferred Stock, none of which, prior to the Initial Closing, will be issued and outstanding.

                  2.7 Litigation. Except as set forth on Schedule B hereto, there is no action, proceeding or investigation pending or, to the knowledge of the Company and its directors and officers, threatened against or affecting the Company or any of the Subsidiaries, at law or in equity (whether in any court, arbitration or similar tribunal) or before or by any federal, provincial, state, municipal or other governmental department, commission, board or agency, domestic or foreign which would have a material adverse effect on the condition (financial or otherwise), properties, assets, business or results of operations of the Company.

                  2.8 Compliance with Laws. The Company and each Subsidiary is, in all material respects, conducting its respective current activities in compliance with all applicable laws, rules and regulations of each applicable jurisdiction.

                  2.9 Conflicting Agreements. The Company is not in default or in breach in any material respect of, and the execution and delivery of this Agreement by the Company, the performance and compliance with the terms of this Agreement and the issue and sale of the Debentures and the Warrants by the Company will not result in any breach of, or be in conflict with or constitute a default under, or create a state of facts which, after notice or lapse of time or both, would constitute a default under any term or provision of the articles, by-laws or resolutions of the Company or any material mortgage, note, indenture, contract, agreement, instrument, lease or other document to which the Company is a party or by which it is bound.

                  2.10 Due Execution, Etc. This Agreement and all other agreements required in connection with the issue and sale of the Debentures and Warrants have been or will be, at or prior to the time of closing on the Closing Date, duly authorized, executed and delivered by the Company and will be valid and binding obligations of the Company enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium and similar laws affecting creditors' rights generally and general principles of equity.

                  2.11 Subsidiaries. Other than InfoCast Canada Corporation in respect of which the Company owns all of the outstanding equity other than outstanding exchangeable shares, the Company owns all of the issued and outstanding shares of each Subsidiary and no person has any option, warrant or other right to acquire any shares of any Subsidiary.

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                  2.12 Rights,  Options,  Etc.  Other than  2,250,000  shares of
Common Stock reserved for issuance upon exercise of options that have been or may be granted under the Company's 1998 Stock Option Plan, pursuant to which options to purchase 1,950,000 shares of Common Stock have been granted; (ii) 2,000,000 shares of Common Stock reserved for issuance upon exercise of options that have been or may be granted under the Company's 1999 Stock Option Plan, pursuant to which options to purchase 1,930,000 shares of Common Stock have been granted; (iii) 780,000 shares of Common Stock reserved for issuance upon exercise of other outstanding options;(iv) 6,856,624 shares of Common Stock reserved for issuance upon exercise of outstanding common stock purchase warrants to purchase such shares of Common Stock, (v) 1,160,000 shares of Common Stock reserved for issuance upon conversion of the Company's outstanding 7% Convertible Subordinated Debentures, (vi) 2,495,362 shares of Common Stock to be exchanged on a one-for-one basis for exchangeable shares of InfoCast Canada Corporation, (vii) 2,000,000 shares of Common Stock reserved for issuance upon exercise of options that have been or may be granted under the Company's 2000 Stock Option Plan, pursuant to which options to purchase 350,000 shares of Common Stock have been granted, (viii) 1,500,000 shares of Common Stock reserved for issuance upon exercise of options that have been or may be granted to employees of the Company formerly with i360 inc., of which options to purchase 1,113,602 shares of common stock have been granted and (ix) shares of Common Stock reserved for issuance upon conversion of the Debentures and the exercise of the Warrants offered hereby, no person has any right, agreement or option (whether contingent or absolute), or any right capable of becoming a right, agreement or option for the issue or allotment of any unissued shares of Common Stock or any other security convertible into or exchangeable for shares of Common Stock or to require the Company to purchase, redeem or otherwise acquire any of the issued and outstanding shares of Common Stock.

                  2.13 Material Adverse Change. There has been no material adverse change in the business, affairs, operations, assets, liabilities (contingent or otherwise), capital or ownership of the Company, on a consolidated basis, from that on the latest dates as of which such business, affairs, operations, assets, liabilities (contingent or otherwise), capital or ownership are set forth in the Company's filings under the U.S. Securities Exchange Act of 1934, except as disclosed in writing to the Purchaser on or prior to the date hereof.

                  2.14 Financial Statements. The consolidated audited financial statements of the Company filed by the Company pursuant to the U.S. Securities Exchange Act of 1934 (the "Financial Statements") have been prepared in accordance with U.S. generally accepted accounting principles consistently applied, and were true and correct as of the dates thereof, and since such dates, there have been no material adverse changes in the consolidated assets, liabilities, revenues, expenses or net profit of the Company from the position thereof as set forth therein, except changes arising in the ordinary course of business or as otherwise disclosed to the Purchaser.

                  2.15 Defaults. Neither the Company nor any Subsidiary is in default or breach of any contract or commitment to which it is a party and there exists no condition, event or act which, with the giving of notice or lapse of time or both would constitute such a default or breach, except for such defaults or breaches that would not have a material adverse effect on the condition (financial or otherwise), properties, assets, business or results of operations of the Company and all such contracts and commitments are in good standing and in full force and effect without amendment thereto and the Company and/or each Subsidiary thereof, as the case may be, is entitled to all benefits thereunder.

                  2.16 Guarantees. Neither the Company nor any Subsidiary is a party to or bound by any guarantee, surety or similar obligation.

                  2.17 Leases. Neither the Company nor any Subsidiary is a party to any lease or agreement in the nature of a lease for real property, whether as lessor or lessee, except for leases of the Company's offices in Calgary, Toronto, Halifax, Tucson, Annapolis and Chicago.

                  2.18 Asset Sales. There is no agreement, option, understanding or commitment, or any right or privilege capable of becoming an agreement, for the purchase from the Company or any Subsidiary of its business or any of its assets other than in the usual and ordinary course of business.

                  2.19 Insider Loans. No director, former director, officer, 5% or greater shareholder or employee of the Company or any Subsidiary or any person not dealing at arm's length with any such person is indebted to the Company (on a consolidated basis).

                  2.20 Intellectual Property. The Company and its Subsidiaries (collectively, the "Corporation") collectively hold title to all intellectual property required to develop and market its products that it does not otherwise license, and the Corporation has caused all of its employees in research and development to sign agreements that assign their rights to intellectual property developed in the course of their employment to the Corporation (including, without limitation, any moral rights) and the Corporation has caused any person who has access to its intellectual property to sign confidentiality or non-disclosure agreements. The Corporation holds a valid licence or is otherwise authorized to use all intellectual property required for its business to which it does not hold title. Each of such licences is in full force and effect, unamended by written or oral agreement, and the Corporation is entitled to the full benefit and advantage of such licence in accordance with the terms thereof. Each of such licences is in good standing and there has not been any default by the Corporation, or to the knowledge of the Corporation, any other party under such licence. There are currently no disputes between the Corporation and any party under any such licence.

                  2.21 Infringements. None of the Corporation's products or, to the knowledge of the Corporation, the licences to intellectual property, infringes upon any copyright, patent, mask work, integrated circuit topography, trademark, trade name or trade secret of any person and no proceedings have been instituted or are pending or, to the knowledge of the Corporation, are threatened which challenge the rights of the Corporation to its intellectual property in and to its products or the validity thereof.

                  2.22 Patents, Etc. All of the trade marks, service marks, registered copyrights and patents, both domestic and foreign, comprising part of the Corporation's intellectual property are, to the best of the Corporation's knowledge, in good standing and all maintenance fees which are due have been paid.

                  2.23 Disclosures. The Company has provided the Purchaser with all of the information that the Purchaser has requested in writing in connection with its decision to purchase the Debentures and Warrants. To the best of the Company's knowledge, neither this Agreement, any of the ancillary agreements to the offering of Debentures and Warrants, nor any other representations, statements or certificates made or delivered in connection herewith or therewith, when taken together, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading to a purchaser of securities of the Company seeking full information as to the Company and its respective properties, business and affairs.

                  2.24 Commissions. The Company will pay a 6% placement agent fee on the gross proceeds of this transaction to Thomson Kernaghan & Co. Limited.

         3. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company as follows:

                  3.1 Organization and Existence. To the extent indicated on the signature pages hereto, the Purchaser is either (i) a limited partnership duly organized and validly existing under the laws of its state of formation, (ii) a limited liability company duly organized and validly existing under the laws of its state of formation, (iii) a corporation duly organized and validly existing under the laws of its state of incorporation or (iv) an individual. The
Purchaser represents that it was not organized for the purpose of making an investment in the Company.

                  3.2 Authorization. The execution, delivery and performance of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby are within the powers of the Purchaser and have been duly authorized by all necessary individual, corporate, partnership or limited liability company action, as appropriate, on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization and moratorium laws, (ii) other laws of general application affecting the enforcement of creditors' rights generally and general principles of equity, (iii) the discretion of the court before which any proceeding therefor may be brought, and (iv) as rights to indemnity may be limited by federal or state securities laws or by public policy.

                  3.3 Approvals and Consents. No action, approval, consent or authorization, including, but not limited to, any action, approval, consent or authorization by any governmental or quasi-governmental agency, commission, board, bureau, or instrumentality is necessary or required as to the Purchaser in order to constitute this Agreement as a valid, binding and enforceable obligation of the Purchaser in accordance with its terms.

                  3.4 Investment. The Purchaser is acquiring the Debentures and Warrants being purchased by it for its own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person or entity has a direct or indirect beneficial interest in such Debentures and/or Warrants. The Purchaser does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participations to such person or entity or to any third person or entity with respect to such Debentures and Warrants.

                  3.5 Exemption From Registration. The Purchaser acknowledges that the offering and sale of the Securities (the "Offering") is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder ("Regulation D"). In furtherance thereof, the Purchaser represents and warrants to the Company as follows:

                      (i) the Purchaser realizes that the basis for the exemption may not be present if, notwithstanding any representations and/or warranties to the contrary herein contained, the Purchaser has in mind merely acquiring the Securities for a fixed or determinable period in the future;

                      (ii) the Purchaser has the financial ability to bear the economic risk of his investment, has adequate means for providing for its current needs and contingencies and has no need for liquidity with respect to its investment in the Company; and

                      (iii) the Purchaser has such knowledge and experience in financial, and business matters as to be capable of evaluating the merits and risks of an investment in the Securities.

                  3.6 Accredited Investor. The Purchaser is an "accredited investor," as that term is defined in Rule 501 of Regulation D.

                  3.7 Available Information. The Purchaser:

                      (i) has been furnished with any and all documents relating to the business, finances and operations of the Company and the offer and sale of the Securities that have been requested by the Purchaser;

                      (ii) has been given the opportunity for a reasonable time prior to the date hereof to ask questions of, and receive answers from, the Company or its representatives concerning the terms and conditions of the Offering and other matters pertaining to an investment in the Securities, or that which was otherwise provided in order for it to evaluate the merits and risks of a purchase of the Securities and the Purchaser has received what it believes to be satisfactory answers to any such inquiries;

                      (iii) has not been furnished with any oral representation or oral information in connection with the Offering; and

                      (iv) has determined that the Securities are a suitable investment for the Purchaser and that at this time the Purchaser could bear a complete loss of such investment.

                  3.8 Purchaser Representative. The Purchaser is not relying on any statements or representations made by the Company or its affiliates or any purchaser representative with respect to the future value of the Securities.

                  3.9 Transfer Restrictions. The Purchaser will not sell or otherwise transfer the Debentures and/or Warrants without registration under the Securities Act or an exemption therefrom and the Purchaser fully understands and agrees that the Purchaser must bear the economic risk of the Purchaser's purchase because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or unless exemptions from such registration requirements are available. In particular, the Purchaser is aware that the Securities are "restricted securities," as such term is defined in Rule 144 promulgated under the Securities Act. The Purchaser also understands that sales or transfers of the Securities are further restricted by state securities laws and the provisions of this Agreement.

                  3.10 Entire Agreement. No representations or warranties have been made to the Purchaser by the Company, or any officer, director, employee, agent, affiliate or subsidiary of the Company other than those contained herein, and in subscribing for the Debentures and Warrants the Purchaser is not relying upon any representations other than those contained herein.

                  3.11 Purchaser Information. Any information that the Purchaser has heretofore furnished or is simultaneously herewith furnishing to the Company with respect to the Purchaser's financial position and business experience is correct and complete as of the date of this Agreement and, if there should be any material change in such information, the Purchaser will immediately furnish revised or corrected information to the Company.

                  3.12 Legends. The Purchaser understands and acknowledges that the Securities and the shares of Common Stock underlying the Securities shall bear a legend substantially as follows until (i) such securities shall have been registered under the Securities Act and effectively been disposed of in accordance with an effective registration statement thereunder; or (ii) in the opinion of counsel for the Company such securities may be sold without registration under the Securities Act as well as any applicable "Blue Sky" or state securities laws:

                  "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS, AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (i)
                  PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS, BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO INFOCAST CORPORATION (THE "CORPORATION"), THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR OTHER STATE SECURITIES LAW."

                  3.13 Purchaser Address. The address set forth on the signature pages of this Agreement is the Purchaser's true and correct business, residence or domicile address.

                  3.14  Non-Marketable  Investments.   The  Purchaser's  overall
commitment to investments that are not readily marketable is not disproportionate to the Purchaser's net worth, and an investment in the Securities will not cause such overall commitment to become excessive.

                  3.15 Finders. The Purchaser represents and warrants that the Purchaser has not retained any finder, broker, agent, financial advisor or other intermediary in connection with the transactions contemplated by this Agreement other than Thomson Kernaghan & Co. Limited and agrees to indemnify and hold harmless the Company, its officers, directors, affiliates, subsidiaries, employees and agents from liability for any compensation to any such intermediary retained by the Purchaser other than Thomson Kernaghan & Co. Limited and the fees and expenses of defending against such liability or alleged liability.

                  3.16 Survival. The foregoing representations, warranties and agreements shall survive the execution of this Agreement and the Closings.

         4.       Registration Rights.

                  4.1 (a) Mandatory Registration. The Company shall use its commercially reasonable best efforts to file with the United States Securities and Exchange Commission (the "SEC"), on or prior to January 8, 2001 (the "Filing Date") a registration statement covering the resale of shares of Common Stock (the "Registrable Securities") issuable upon conversion of the Debentures and exercise of the Warrants and shall use its commercially reasonable best efforts to cause such registration statement to be declared effective by March 7, 2001 (the "Registration

Deadline"). If the Company does not meet the Filing Deadline or the Registration Deadline, it shall continue to use its commercially reasonable best efforts to complete such filing or cause such Registration Statement, as the case may be, to become effective as soon as possible thereafter. The aggregate number of Registrable Securities shall be at least 3,000,000 shares of Common Stock. The Company shall use its commercially reasonable best efforts to cause such registration statement to remain effective until the earliest of (i) the date on which all of the outstanding Debentures have been redeemed, (ii) the date on which all of the Registrable Securities have been sold or (iii) the date on which all of the Registrable Securities may be immediately sold to the public without registration or restrictions pursuant to Rule 144(k) under the Securities Act (the "Mandatory Registration Termination Date").

                  (b) Piggyback Registration. If, at any time subsequent to the Mandatory Registration Termination Date and prior to the three-year anniversary of the Third Closing, the Company proposes to file a registration statement under the Act with respect to an offering by the Company for its own account or the account of others of any Common Stock other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Securities and Exchange Commission) or filed in connection with an exchange offer or an offering of securities solely to the Company's existing security holders, then the Company shall in each such case give written notice of such proposed filing to the holders of Registrable Securities as soon as practicable (but in no event less than 15 days before the anticipated filing date), and such notice shall offer such holders the opportunity to register for resale the shares issuable upon exercise of the Warrants (the "Warrant Shares") as each such Holder may request. Each holder of Registrable Securities desiring to have its Warrant Shares registered pursuant to this Section 4.1(b) shall advise the Company in writing within 10 days after the date of receipt of the Company's notice (which request shall set forth the amount of Warrant Shares for which registration is requested). The Company shall include in any such piggy-back registration all Warrant Shares so requested to be included.

                  The Company shall bear all fees and expenses attendant to registering the Warrant shares, but the holder(s) of the Registrable Securities shall pay any and all underwriting commissions, the expenses of any legal counsel selected by the holder(s) of the Registrable Securities to represent them in connection with the sale of the Warrant shares and applicable transfer taxes, if any.

                  (c) Demand Registration. The Company, upon written demand(the "Demand Notice") of the holder(s) of Registrable Securities, agrees to use its commercially reasonable best efforts to register for resale on two occasions, all of the Warrant Shares. On such occasions, the Company shall use its commercially reasonable best efforts to file a registration statement covering the resale of the Warrant Shares within thirty (30) days after receipt of the Demand Notice and shall use its commercially reasonable best efforts to have such registration statement declared effective promptly thereafter. The demands for registration may be made at any time during the period subsequent to the Mandatory Registration Termination Date and prior to the three-year anniversary of the Third Closing Date.

                  The Company shall bear all fees and expenses attendant to registering the Warrant Shares, but the holder(s) of the Registrable Securities shall pay any and all underwriting commissions, the expenses of any legal counsel selected by the holder(s) of the Registrable Securities to represent them in connection with the sale of the Warrant Shares and any applicable transfer taxes.

                  4.2 Liquidated Damages. If the registration statement covering the  Registrable  Securities  required  to be filed by the  Company  pursuant to
Section  4.1(a)  above is not  filed  with the SEC by the  Filing  Date then the
Company shall pay to the Purchaser, as the sole remedy of such Purchaser in respect of such late filing and as liquidated damages and not as a penalty, a cash amount ("Damages") equal to the product of (i) the outstanding principal amount of the Debentures held by the Purchaser multiplied by (ii) .01 further multiplied by the number of full 30-day periods that passed since the Filing Date. Such liquidated damages shall continue until the earlier to occur of (i) the filing of such registration statement or (ii) the incurrence by the Company of ten 30-day periods of Damages. If the registration statement covering the Registrable Securities required to be filed by the Company pursuant to Section 4.1(a) above is filed by the Company prior to the incurrence by the Company of ten full 30-day periods of Damages pursuant to the first sentence of this
Section 4.2 but is not declared effective by the SEC on or prior to the Registration Deadline, then the Company shall pay to the Purchaser, as the sole remedy of the Purchaser in respect of such late effective date and as liquidated damages and not as a penalty, Damages equal to the product of (i) the outstanding principal amount of the Debentures held by the Purchaser multiplied by (ii) .01 further multiplied by the number of full 30-day periods that passed since the Registration Deadline. Such liquidated damages shall continue until the earlier to occur of (i) the declaration of effectiveness of such registration statement or (ii) the incurrence by the Company of ten full 30-day periods of Damages inclusive of Damages pursuant to the first sentence of this
Section 4.2. For further clarity, the maximum amount of liquidated damages payable by the Company pursuant to this Section 4.2 shall be ten 30-day periods of Damages.

                  4.3 Event of Default. Following the effectiveness of the registration statement covering the Registrable Securities, if the Company fails to issue freely tradable shares of Common Stock to the Purchaser upon conversion of the Debentures, then such failure shall be deemed an event of default under the Debenture. If such default is not cured within five (5) Business Days of the occurrence of such event, the Purchaser shall be entitled to accelerate the repayment of all amounts then due to the Purchaser under the Debentures outstanding at such time.

                  4.4 Obligations of the Purchaser. In connection with the registration of the Registrable Securities, the Purchaser shall have the following obligations:

                      a. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of the Purchaser that the Purchaser shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five trading days prior to the first anticipated filing date of the Registration

Statement, the Company shall notify the Purchaser of the information the Company requires from the Purchaser.

                      b. The Purchaser, by the Purchaser's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Purchaser has notified the Company in writing of the Purchaser's election to exclude all of the Purchaser's Registrable Securities from the Registration Statement.

         5.       General Provisions.

                  5.1 Reservation of Shares. The Company shall at all times duly reserve for issuance the number of shares of Common Stock issuable upon conversion of the Debentures. If at any time the Company does not have available an amount of authorized but unissued shares of Common Stock necessary to satisfy full conversion of all Debentures then outstanding, then the Company shall call and hold a meeting of its stockholders within sixty (60) days of such occurrence for the purpose of increasing the number of authorized shares of Common Stock. In such circumstances, management of the Company agrees to vote their shares of Common Stock in favor of increasing the number of authorized shares of Common Stock.

                  5.2 Entire Agreement; Amendment and Waiver. This Agreement and exhibits hereto constitute the entire agreement between the parties hereto with respect to the subject matter contained herein and supersedes all prior oral or written agreements, if any, between the parties hereto with respect to such subject matter and, except as otherwise expressly provided herein, is not intended to confer upon any other person any rights or remedies hereunder. Any amendments hereto or modifications hereof must be made in writing and executed by each of the parties hereto. Any failure by the Company or the Purchaser to enforce any rights hereunder shall not be deemed a waiver of such rights.

                  5.3 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified, (ii) four (4) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid, or (iii) one day after deposit with a reputable overnight courier service and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties, with a copy (which shall not constitute notice) for the Company to Olshan Grundman Frome Rosenzweig & Wolosky LLP, 505 Park Avenue, New York, New York 10022-1170, Attention: Jeffrey S. Spindler, Esq.

                  5.4 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to conflict of laws principles.

                  5.5 Binding Effect; Assignment. This Agreement and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon the Company and the

Purchaser and each of their respective successors and assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be transferred or assigned (by operation of law or otherwise) by any of the parties hereto without the prior written consent of the other parties hereto. Any transfer or assignment of any of the rights, interests or obligations hereunder in violation of the terms hereof shall be void and of no force or effect.

                  5.6 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses; provided that the Company shall pay the reasonable legal fees and disbursements of one law firm representing the Purchaser, up to a maximum of U.S. $25,000.

                  5.7 Headings. The headings or captions contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  5.8 Pronouns. Whenever the pronouns "it" or "its" are used herein, they shall also be deemed to mean "he" or "his" or "she" or "hers" whenever applicable. Words in the singular shall be read and construed as though in the plural and words in the plural shall be read and construed as though in the singular in all cases where they would so apply.

                  5.9 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by virtue of any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the maximum extent possible.

                  5.10 Information Confidential. The Purchaser acknowledges that the information received by it pursuant hereto may be confidential and is for his use only. The Purchaser agrees that it will not use such information in violation of the Securities Exchange Act of 1934, as amended, or reproduce, disclose or disseminate such information to any other person, unless the Company has made such information available to the public generally.

                  5.11 Counterparts. This Agreement may be executed by facsimile in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.


                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                         COMPANY:


                                         INFOCAST CORPORATION


                                         By: /s/ James Leech
                                               ---------------------------------
                                         Name: James Leech
                                         Title: President

                                              Address:


                                         PURCHASERS:

                                         CALP II LP



                                         By: /s/ M. McKinnon
                                             ----------------------------------
                                              Name: M. McKinnon
                                              Title: VMH International,
                                                     general partner






                [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                                   SCHEDULE A

                              SCHEDULE OF PURCHASER


                                 Initial Closing


                                           Number of
                         Principal          Shares
                         Amount of        Underlying
Purchaser                Debenture         Warrants            Purchase Price
---------                ---------         --------            --------------
CALP II LP               $1,000,000         100,000              $1,000,000


                                 Second Closing


                                          Number of
                         Principal          Shares
                         Amount of        Underlying
Purchaser                Debenture         Warrants            Purchase Price
---------                ---------         --------            --------------
CALP II LP               $750,000           75,000                 $750,000



                                  Third Closing


                                          Number of
                         Principal          Shares
                         Amount of        Underlying
Purchaser                Debenture         Warrants            Purchase Price
---------                ---------         --------            --------------
CALP II LP                $750,000          75,000                 $750,000

                                   SCHEDULE B

                                   LITIGATION


         1. That certain lawsuit against the Company by Hope International Outreach and Joseph and Diane Lemoine.

         2. That certain threatened litigation by the investors in the Company's mid-1999 private placement regarding, among other allegations, the failure to register their securities.

         3. That certain lawsuit against the Company by a former employee, Ms. Charlton.